EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCOL International Corporation (the "Company") certifies that the quarterly report on Form 10-Q/A of the Company for the nine months ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 13, 2005                                    /s/ Lawrence E. Washow
                                                         -----------------------
                                                         Lawrence E. Washow
                                                         Chief Executive Officer

Date:  April 13, 2005                                    /s/ Gary L. Castagna
                                                         -----------------------
                                                         Gary L. Castagna
                                                         Chief Financial Officer